                                                                   EXHIBIT 10.15

                      THIRD MODIFICATION TO LOAN AGREEMENT

                                     between

                                ITT CORPORATION,

                    STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

                         SLT REALTY LIMITED PARTNERSHIP,

                            STARWOOD HOTELS & RESORTS

                                       and

                    STARWOOD HOTELS & RESORTS HOLDINGS, INC.

                  ---------------------------------------------

                            Dated as of June 23, 2000

                  ---------------------------------------------

            THIRD MODIFICATION TO LOAN AGREEMENT, dated as of June 23, 2000 (this "Agreement"), between ITT CORPORATION, a Nevada Corporation (the "Borrower" or "ITT"), successor-in-interest to Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation (the "Corporation"), and SLT REALTY LIMITED PARTNERSHIP, a Delaware limited partnership (the "Lender" or "SLT Realty"), STARWOOD HOTELS & RESORTS, a Maryland real estate investment trust (the "Trust"), and STARWOOD HOTELS & RESORTS HOLDINGS, INC, an Arizona corporation ("Starwood Holdings"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Loan Agreement, as amended, referred to below.

                                   WITNESSETH:

            WHEREAS, the Trust previously made a loan to the Corporation in the maximum principal amount of up to $3,282,000,000 (the "Loan") pursuant to that certain Loan Agreement, dated as of February 23, 1998 (as amended, supplemented or otherwise modified from time to time, the "Original Loan Agreement"), which Loan was assigned by the Trust to the Lender pursuant to that certain General Assignment dated as of February 23, 1998 and is evidenced, inter alia, by that certain Promissory Note, dated as of February 23, 1998 (the "Original Note");

            WHEREAS, the Corporation assigned its existing rights and obligations under the Original Loan Agreement to the Borrower pursuant to that certain Assignment and Assumption Agreement dated as of December 17, 1998;

            WHEREAS, in connection with the transactions contemplated under a certain Loan Agreement dated as of January 27, 1999 (as amended from time to time, the "CMBS Loan Agreement"), Borrower, the Sheraton Phoenician Corporation and Lender entered into a certain Agreement of Severance of Note and Modification of Deed of Trust, dated as of January 27, 1999 (the "Severance Agreement"), pursuant to which the parties thereto agreed (i) to separate the Original Note into two notes, one of which evidenced a portion of the outstanding principal balance of the Original Note, with interest thereon, equal to $2,489,467,038.25 (the "Mortgage Note") and the other of which evidenced the remaining portion of the outstanding principal balance of the Original Note, with interest thereon, equal to $210,000,000 (the "Substitute Note (Phoenician)") and (ii) to amend a certain Deed of Trust, Security Agreement and Financing Statement dated as of February 23, 1998 (the "Phoenician Deed of Trust") to secure only the indebtedness evidenced by the Substitute Note (Phoenician) (all of the foregoing being herein referred to as the "Phoenician Note Transaction");

            WHEREAS, in connection with the transactions contemplated under the CMBS Loan Agreement and the Phoenician Note Transaction, the parties thereto agreed to modify the Original Loan Agreement by First Modification to Loan Agreement dated as of January 27, 1999 (as modified, the "Loan Agreement") to provide for, among other things, (i) the severance of the Original Note and the modification of the Phoenician Deed of Trust, (ii) the extension of the Final Maturity Date of the Loan to February 23, 2014 and, additionally, the further extension of the Final Maturity Date of the Loan upon any extension of the maturity date of the loan advanced under the CMBS Loan Agreement, and (iii) the amendment of certain definitions under the Original Loan Agreement;

            WHEREAS, on or about April 27, 1999, the Corporation, ITT Sheraton Corporation, Starwood Canada Corp. ("Starwood Canada"), Caesars World Inc. ("Caesars World"), Sheraton Desert Inn Corporation, Sheraton Tunica Corporation ("Tunica") and Park Place Entertainment Corporation ("Park Place") entered into that certain Stock Purchase Agreement (as amended or modified from time to time, the "Caesars Stock Purchase Agreement"), pursuant to which, inter alia, Park Place agreed to purchase, and the Corporation and certain Subsidiaries of the Corporation agreed to sell, (i) all of the outstanding shares of common stock of each of Caesars World and Tunica and (ii) all of Starwood Canada's partnership interests in and notes receivable from Metropolitan Entertainment Group, a Canadian partnership, which partnership interests represent ninety-five percent (95%) of the economic ownership interest therein, and (iii) the Halifax Sheraton Hotel owned by Clocktower Hotel Limited Partnership, in each case, subject to and in addition to all of the other matters described in the Caesars Stock Purchase Agreement (all of the foregoing, together with the matters described in the following paragraphs, being collectively referred to herein as the "Caesars World Transaction");

            WHEREAS, certain real property assets relating to the Caesars World Transaction (collectively, the "Caesars World Assets") secured the Mortgage Note, and, as a condition to the consummation of the Caesars World Transaction, the Caesars World Assets were required to be released from the collateral security for the Mortgage Note;

            WHEREAS, in connection with the consummation of the Caesars World Transaction and the release of the Caesars World Assets, the Corporation and ITT agreed to (i) reduce the outstanding principal balance of the Mortgage Note by $1,200,000,000 in order to prevent the Mortgage Note from being undercollateralized after the release of the Caesars World Assets (the amount of such reduction being referred to herein as the "Mortgage Reduction Amount"), and
(ii) consummate certain other transactions in connection therewith (all of the foregoing, together with the next recital, being referred to herein, collectively, as the "Caesars Mortgage Note Transaction");

            WHEREAS, in order to effectuate all of the foregoing, the Corporation, the Trust, SLT Realty and ITT entered into a certain Agreement of Severance of Note and Release of Security Instruments dated as of December
30, 1999, whereby the Mortgage Note was separated into two notes (the two notes being referred to herein as the "New Mortgage Note" and the "Unsecured Note"), so that (i) the principal amount of the New Mortgage Note was in an amount equal to the balance of the Mortgage Note prior to the separation into two new notes, less the Mortgage Reduction Amount, (ii) the outstanding principal amount of the new Unsecured Note was equal to the Mortgage Reduction Amount, and (iii) the aggregate outstanding principal amount of both the New Mortgage Note and the new Unsecured Note immediately subsequent to the consummation of the Caesars Mortgage Note Transaction was equal to the outstanding principal amount of the Mortgage Note immediately prior to the consummation of the Caesars Mortgage Note Transaction;

            WHEREAS, prior to the consummation of the transactions contemplated under the Caesars Mortgage Note Transaction, the Mortgage Note was secured by, inter alia, certain Mortgages (as defined in the Loan Agreement) (other than the Phoenician Deed of Trust);

            WHEREAS, in connection with the transactions contemplated under the Caesars Mortgage Note Transaction, the parties additionally modified the Original Loan Agreement (as modified, the "Loan Agreement"), pursuant to that certain Second Modification to Loan Agreement dated as of December 30,1999, to provide for, among other things, (i) (a) the separation of the Mortgage Note and
(b) the modification of the Mortgages (other than the Phoenician Deed of Trust) and the discharge and release of the liens of certain Mortgages from the Caesars World Assets so that the remaining Mortgages secured only the New Mortgage Note and all of the indebtedness evidenced thereunder, (ii) (a) the assignment of all of Lender's right, title and interest in the Unsecured Note and all documents and agreements in connection therewith to the Trust and (b) the subsequent assignment of all of the Trust's right, title and interest in the Unsecured Note and all documents and agreements in connection therewith to Starwood Holdings, and the assumption by Starwood Holdings of all of such right, title and interest and (iii) the amendment of certain definitions under the Loan Agreement;

            WHEREAS, Borrower has agreed to sell the hotel property known as the "Desert Inn" (the matters contemplated under such sale being referred to herein as the "Desert Inn Transaction") and, as a consequence of the Desert Inn Transaction, Borrower has requested that the Lender release the Desert Inn from the collateral security for the New Mortgage Note; and

            WHEREAS, in consideration for, and in connection with, the release of the Desert Inn from the collateral security of the New Mortgage Note, the parties hereto desire to modify the New Mortgage Note and the Loan Agreement (but only with respect to provisions specific to the New Mortgage Note) to provide for (i) the increase in the Interest Rate, only as applied to the New Mortgage Note, from the current interest rate of eight and one half percent (8.5%) per annum to ten percent (10%) per annum and (ii) the release of the Desert Inn from the collateral security for the New Mortgage Note;

            NOW, THEREFORE, the parties hereto have agreed as follows:

            1. The parties hereto acknowledge and agree that the Interest Rate of, and only as applied to, the New Mortgage Note is hereby modified and increased from eight and one half percent (8.5%) per annum to ten percent (10%) per annum.

            2. The parties hereto acknowledge and agree that (i) the lien of the Mortgage(s) set forth on Exhibit A hereto shall be released and discharged from such Mortgage(s) and (ii) the remaining Mortgages (other than the Phoenician Deed of Trust) shall continue to secure the outstanding principal balance under the New Mortgage Note, with interest thereon, equal to $1,289,467,038.25.

            3. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

            4. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of laws.

            5. This Agreement is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Loan Agreement or New Mortgage Note.

            6. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            7. The parties hereto acknowledge and agree that the name "Starwood Hotels & Resorts" is a designation of the Trust and its trustees (as trustees but not personally) under a Declaration of Trust dated August 25, 1969, as amended and restated as of June 6, 1988 and as further amended and restated as of January 6, 1999, and as the same has been or may be amended from time to time thereafter, and that the parties hereto shall look solely to the Trust's assets for the enforcement of any claims against the Trust, as the trustees, officers, agents and security holders of the Trust assume no personal liability for obligations entered into on behalf of the Trust, and their respective individual assets shall not be subject to the claims of any person relating to such obligations. The foregoing shall govern all direct and indirect obligations of the Trust under this Agreement.

            8. The Lender and the Borrower acknowledge, agree and hereby reaffirm that all rights of the Lender to receive any payments from the Borrower under the New Mortgage Note and the Loan Agreement, as amended hereby, or under any guarantees, mortgages, other types of security documents or otherwise are and shall continue to be subject and subordinate in payment to the prior payment in full, in cash, of all Senior Indebtedness (as defined in the Subordination Agreement), to the extent, and in the manner set forth in the Subordination Agreement. All of the terms, covenants and conditions hereof are hereby and shall continue to be subordinate to all of the terms, covenants and conditions of the Senior Indebtedness. The foregoing shall apply, notwithstanding the availability of other collateral to the Senior Creditors (as defined in the Subordination Agreement) or the actual date and time of execution, delivery, recordation, filing or perfection of any of the Senior Indebtedness, or the lien or priority of payment thereof, and in any instance where the Senior Indebtedness or any claim for the Senior Indebtedness is subordinated, avoided or disallowed, in whole or in part, under Title 11 of the United States Code (the "Bankruptcy Code") or other applicable federal or state law.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

                             BORROWER:

                             ITT CORPORATION,
                             a Nevada corporation

                             By:  /s/ Peter C. Morrow
                                 -----------------------------------------------
                                 Name: Peter C. Morrow
                                 Title: Vice President - Assistant Treasurer

                             LENDER:

                             SLT REALTY LIMITED PARTNERSHIP,
                             a Delaware limited partnership

                             By: Starwood Hotels & Resorts, a Maryland real
                                 estate investment trust, its general partner

                             By: /s/ Alan M. Schnaid
                                 -----------------------------------------------
                                 Name: Alan M. Schnaid
                                 Title: Vice President and Assistant Treasurer

                             STARWOOD HOTELS & RESORTS,
                             a Maryland real estate investment trust

                             By: /s/ Alan M. Schnaid
                                 -----------------------------------------------
                                 Name: Alan M. Schnaid
                                 Title: Vice President and Assistant Treasurer

                             STARWOOD HOTELS & RESORTS HOLDINGS, INC., an Arizona corporation

                             By:  /s/ David A. Hughes
                                  ----------------------------------------------
                                  Name: David A. Hughes
                                  Title: President

                                    EXHIBIT A

                               (Released Mortgage)

1. Deed of Trust, Security Agreement and Financing Statement, dated as of February 23, 1998, by Sheraton Desert Inn Corporation, 357 Inc., Aronimink Corporation,

NEWYORK 169899V4:

      Baumgartner Company, Robert T. Knott, Jr., as Trustee of the TMA Trust dated July 1, 1996 and Robert T. Knott, Jr., as Trustee of the Levy Trust, and Charles W. Deaner, secured by property located at the Desert Inn, Las Vegas, Nevada.